UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2010

_________________

CHINA DIRECT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (954) 363-7333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On March 15, 2010, the shareholders of China Direct Industries, Inc. (the "Company") approved an amendment and restatement of its Bylaws in order to decrease the quorum requirement for meetings of its shareholders to one-third (1/3) of the voting power of its issued and outstanding shares entitled to vote, whether represented in person or by proxy at shareholder meetings.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders (the Annual Meeting”) of the Company was held on March 15, 2010 at its corporate offices located at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

(b)	The following directors were elected at the Annual Meeting to hold office until the annual meeting of shareholders for fiscal year end 2010 and until their successors are elected and qualified:

Yuejian (James) Wang. Ph.D.
Yuwei Huang
David Barnes
Sheldon Steiner
Philip Y. Shen, Ph.D.
Adam Wasserman

In addition, the shareholders ratified the selection of Sherb & Co., LLP as the Company’s independent auditor for fiscal 2010 and approved an amendment to the Company’s Bylaws to decrease the quorum requirement for meetings of its shareholders. A total of 14,081,943 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy. The voting results were as follows:

1.	The vote on the election of directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified was as follows:

	Votes Cast
	For	Abstain	Withheld
Yuejian (James) Wang, Ph.D.	12,318,964	1,762,879	-
Yuwei Huang	12,280,164	1,801,229	-
David Barnes	11,932,865	2,148,978	-
Sheldon Steiner	11,933,315	2,148,528	-
Philip Y. Shen, Ph.D.	11,911,995	2,169,653	-
Adam Wasserman	12,304,179	1,777,104	-

2.	The vote on the ratification of the appointment of Sherb & Co., LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010 was as follows:

	Votes Cast
For	Against	Abstain
12,264,870	110,040,000	1,706,033

3.
The vote on the approval of an amendment to the Company’s Bylaws to decrease the quorum requirement for meeting of its shareholder to one-third (1/3) of the voting power of its issued and outstanding shares entitled to vote, whether represented in person or by proxy at shareholder meetings was as follows:

Votes Cast
For	Against	Abstain
11,377,130	952,555	1,752,258

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
3.1
Amended and Restated Bylaws of China Direct Industries, Inc. (incorporated herein by reference to Appendix A filed as a part of the Company’s Definitive Proxy Statement filed with the Commission on January 28, 2010 (Commission File No. 001-33694)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT INDUSTRIES, INC.

Date: March 18, 2010	By:	/s/ Lazarus Rothstein
Lazarus Rothstein,
Executive Vice President and General Counsel